                                    FORM 8-K
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 23, 2004


                             MID-STATE RACEWAY, INC.
                             -----------------------
                           (Exact name of registrant)

     New York State                     000-01607              15-0555258
------------------------           -----------------           ----------
(State of Incorporation)           (Commission File)            (IRS EIN)


P.O. Box 860, Ruth Street, Vernon, New York                   13476
-------------------------------------------                   -----
  (Address of principal executive office)                     (Zip)

Registrant's telephone number    (315) 829-2201
                                 --------------


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On January 15, 2004, Dannible & McKee, LLP were retained as the independent accountant for the Registrant. The audit committee of the Board of Directors of the Registrant approved engaging Dannible & McKee, LLP for the audit period beginning January 1, 2003.

Urbach Kahn & Werlin LLP, Certified Public Accountants (UK&W), the firm of independent accountants previously engaged as the principal accountants to audit Registrant's financial statements, resigned December 11, 2003. On December 30, 2003 the Registrant engaged UK&W to only perform subsequent event review procedures on the audited financial statements of the Registrant as of and for the periods ended December 31, 2000, 2001, and 2002 so such financial statements may be included in delinquent 10-K filings for the same periods.

The Registrant did not consult Dannible & McKee, LLP regarding any of the circumstances set forth in paragraph (a)(2)(i) or (ii) prior to said engagement.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Mid-State Raceway, Inc.
                                                     (Registrant)

Date: January 23, 2004               /s/ David E. Wilson
                                     ------------------------------------------
                                     David E. Wilson, Chief Operating Officer